                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------



                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                October 24, 2001
                            -------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                            ONYX SOFTWARE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

             Washington                            0-25361                          91-1629814
------------------------------------  ---------------------------------  ---------------------------------
    (State or Other Jurisdiction            (Commission File No.)                  (IRS Employer
         of Incorporation)                                                      Identification No.)

        3180-139th Avenue SE, Suite 500, Bellevue, Washington 98005-4091
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               (Address of Principal Executive Offices) (Zip Code)


                                 (425) 451-8060
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              (Registrant's Telephone Number, Including Area Code)


                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

     On January 4, 2001, Onyx Software Corporation, a Washington corporation, entered into a firm underwritten equity facility arrangement including an Underwriting Agreement with Ramius Securities, LLC and a Stand-By Purchase Agreement with Ramius Capital Group, LLC. This arrangement was announced on a current report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2001. On January 7, 2002, Onyx entered into a letter agreement with Ramius that terminated the Underwriting Agreement and the Stand-By Purchase Agreement. In addition, Ramius's option to purchase 24,024 shares of Onyx common stock has been cancelled pursuant to the letter agreement. The equity facility was terminated because the underwriting terms of this facility were not approved by the National Association of Securities Dealers, Inc. The letter agreement is attached as Exhibit 10.1 and is incorporated into this current report by reference.

     Onyx also has recently entered into certain material contracts which are attached hereto as exhibits and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits

(c) Exhibits

10.1 Letter Agreement, dated January 7, 2002, between Onyx and Ramius Securities, LLC

10.2 Amendment to Employment Agreement, dated November 14, 2001, between Onyx and Leslie Rechan

10.3 Amendment to Employment Agreement, dated November 14, 2001, between Onyx and Brian Henry

10.4 Amendment to Employment Agreement, dated October 24, 2001, between Onyx and Kevin Corcoran

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONYX SOFTWARE CORPORATION



Dated:  January 29, 2002                  By: /s/ Brent R. Frei
                                              ---------------------------------
                                              Brent R. Frei
                                              Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

     10.1 Letter Agreement, dated January 7, 2002, between Onyx and Ramius Securities, LLC

     10.2 Amendment to Employment Agreement, dated November 14, 2001, between Onyx and Leslie Rechan

     10.3 Amendment to Employment Agreement, dated November 14, 2001, between Onyx and Brian Henry

     10.4 Amendment to Employment Agreement, dated October 24, 2001, between Onyx and Kevin Corcoran